EXHIBIT 10.1

                               PURCHASE AGREEMENT

            THIS AGREEMENT is made as of the 30th day of January, 2001, by and between Triangle Pharmaceuticals, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 4 University Place, 4611 University Drive, Durham, North Carolina 27707, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

            IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

            SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 230,000 shares (the "Shares") of the Series B Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of the Company. Subject to adjustments pursuant to the terms of the Certificate of Designations, Preferences and Rights of the Preferred Stock (the "Certificate"), substantially in the form attached hereto as Exhibit A, to be filed by the Company with the Secretary of State of the State of Delaware on or prior to the Closing Date (as defined in Section 3), each share of Preferred Stock shall be convertible into 10 shares (the "Underlying Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock") and shall possess such other rights and preferences as are set forth in the Certificate.

            SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

                              Price Per
       Number to Be            Share In             Aggregate
        Purchased              Dollars                Price
        ---------              -------                -----

                               $60.00

            The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Banc of America Securities LLC.

            SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable and as agreed by the parties hereto following receipt of evidence satisfactory to the Company and the Purchaser that the Certificate has been filed with and accepted by the Secretary of State of the State of Delaware, at a place and time (the "Closing Date") to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

            At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) Nasdaq approval of the transaction; (b) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (c) completion of the purchases and sales under the

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Agreements with all of the Other Purchasers; (d) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing; and
(e) receipt of evidence satisfactory to it that the Certificate has been filed with and accepted by the Secretary of State of the State of Delaware. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing; and (b) receipt of evidence satisfactory to it that the Certificate has been filed with and accepted by the Secretary of State of the State of Delaware. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

            SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

            4.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect (as defined herein). The Company has only one subsidiary (the "Subsidiary"), which is a wholly-owned subsidiary of the Company and which has no material assets, other than those assets described in the Company's 10-K for the year ended December 31, 1999 (Exhibit A). The Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

            4.2. Authorized Capital Stock. Except as disclosed in or contemplated by the Confidential Private Placement Memorandum dated January 19, 2001 prepared by the Company, including all Exhibits (except Exhibit G), supplements and amendments thereto (the "Private Placement Memorandum"), the Company had authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Private Placement Memorandum as of the date set forth therein; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as disclosed in or contemplated by the Private Placement Memorandum (including the issuance of options under the Company's 1996 Stock Incentive Plan and the issuance of shares of Common Stock pursuant to the Company's Employee Stock Purchase Plan after September 30, 1998), and the 7,700,000 shares of Common Stock the Company has agreed to issue and sell pursuant to Purchase Agreements dated January 30, 2001, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock, any shares of capital stock of any subsidiary or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Private Placement Memorandum accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

            4.3. Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be entitled to the rights and benefits described in the Certificate. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to these Agreements or as a result of the issuance of the Underlying Shares upon the conversion of the Shares. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file a registration statement on behalf of the Purchasers pursuant to Section 7.1 hereof (the "Registration Statement")) to require the Company to register the sale of any securities owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the


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

Company will be required, other than as may be required by Rule 4460(i)(1)(D)(ii) of the Nasdaq National Market Issuer Designation Requirements ("Rule 4460"), for the issuance and sale of the Shares to be sold by the Company as contemplated herein. The Underlying Shares of Common Stock have been duly reserved for issuance upon the conversion of the Shares and the Underlying Shares, when issued and delivered in accordance with the terms of the Certificate, will be duly and validly issued, fully paid and nonassessable.

            4.4. Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby. The Agreements have been duly authorized, executed and delivered by the Company. The making and performance of the Agreements by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company or the Subsidiary and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or the Subsidiary pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or their respective properties may be bound or affected and in each case which would have a material adverse effect on the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and the Subsidiary taken as a whole (a "Material Adverse Effect") or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or the Subsidiary or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares and the filing of the Certificate with the Secretary of State of the State of Delaware. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

            4.5. Accountants. PricewaterhouseCoopers LLP, who has expressed its opinion with respect to the consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

            4.6. No Defaults. Except as disclosed in the Private Placement Memorandum, and except as to defaults, violations and breaches which individually or in the aggregate would not be material to the Company or the Subsidiary taken as a whole, neither the Company nor the Subsidiary is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or the Subsidiary as defined in such documents, except such defaults which individually or in the aggregate would not be material to the Company and the Subsidiary taken as a whole.

            4.7. Contracts. The contracts described in the Private Placement Memorandum that are material to the Company and the Subsidiary taken as a whole, are in full force and effect on the date hereof; and neither the Company nor the Subsidiary is, nor to the Company's knowledge is any other party, in breach of or default under any of such contracts which would have a Material Adverse Effect.

            4.8. No Actions. Except as disclosed in the Private Placement Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the


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Company or the Subsidiary is or may be a part or of which property owned or leased by the Company or the Subsidiary is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and the Subsidiary, taken as a whole (a "Material Adverse Change"); and no labor disturbance by the employees of the Company or any of its Subsidiaries exists, to the Company's knowledge, or is imminent which might reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum, neither the Company nor the Subsidiary is a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

            4.9. Properties. Each of the Company and the Subsidiary has good and marketable title to all the properties and assets reflected as owned by it in the consolidated financial statements included in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company or the Subsidiary. Each of the Company and the Subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to their respective businesses. Except as disclosed in the Private Placement Memorandum, each of the Company and the Subsidiary owns or leases all such properties as are necessary to its operations as now conducted.

            4.10. No Material Change. Since September 30, 2000 and except as described in or specifically contemplated by the Private Placement Memorandum,
(i) the Company and the Subsidiary have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company and the Subsidiary have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and the Subsidiary have not paid or declared any dividends or other distributions with respect to their capital stock and none of the Company and the Subsidiary is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or the Subsidiary other than (a) the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and (b) the Company's agreement to issue and sell up to 7,700,000 shares of Common Stock pursuant to the Purchase Agreements dated January 30, 2001, there has not been any increase in or indebtedness material to the Company or the Subsidiary (other than in the ordinary course of business); and (v) except for the operating losses and negative cash flow the Company has continued to incur, there has not been a Material Adverse Change.

            4.11. Intellectual Property. Except as disclosed in or specifically contemplated by the Private Placement Memorandum, (i) the Company and the Subsidiary own or have obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's and the Subsidiary's respective businesses as currently conducted and as the Private Placement Memorandum indicates the Company and the Subsidiary contemplate conducting (collectively, the "Intellectual Property"); and (ii) to the Company's knowledge (for each of the following subsections (a) through (e)): (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or the Subsidiary for the product indications described in the Private Placement Memorandum that would preclude the Company or the Subsidiary from conducting their respective businesses as currently conducted and as the Private Placement Memorandum indicates the Company and the Subsidiary contemplate conducting, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or the Subsidiary; (b) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or the Subsidiary; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company or the Subsidiary in or to any Intellectual Property owned, licensed or optioned by the Company or the Subsidiary, other than non-material claims; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material claims; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company or its Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material claims.

            4.12. Compliance. Neither the Company nor the Subsidiary has been advised, nor do they have any reason to believe, that they are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting their business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.

            4.13. Taxes. Each of the Company and the Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and each of the Company and the Subsidiary has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which could have a Material Adverse Effect.

            4.14. Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

            4.15. Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

            4.16. Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

            4.17. Insurance. Each of the Company and the Subsidiary maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or the Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

            4.18. Contributions. Neither the Company at any time since its incorporation nor the Subsidiary at any time since it was acquired by the Company has, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

            4.19 Additional Information. The information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective final dates:

            (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (without exhibits);

            (b) the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders;


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

            (c) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 (each without exhibits);

            (d) the Company's Current Report on Form 8-K filed with the Commission on November 3, 2000 (without exhibits);

            (e) the Registration Statement;

            (f) the Private Placement Memorandum, including all addenda and exhibits thereto (other than the Appendices); and

            (g) all other documents, if any, filed by the Company with the Securities and Exchange Commission since September 30, 2000 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            4.20. Legal Opinion. Prior to the Closing, Brobeck, Phleger & Harrison LLP, counsel to the Company, will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

            4.21. Intellectual Property Opinion. Prior to the Closing, King & Spalding, patent counsel for the Company, will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinion shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

            4.22. No Integration. Neither the Company nor any of its affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months made, nor will any such party make within six (6) months of the Closing Date, any offer or sale of any security or solicitation of any offer to buy any security under circumstances, that in the opinion of the Company's counsel, concurred by the Placement Agent's counsel, would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

            4.23. Certificate. At the Closing, the Company will deliver to Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this
Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

            4.24. Stockholder Approval. The Company covenants and agrees that if stockholder approval is required pursuant to Rule 4460, it will (i) include in its proxy statement for its 2001 Annual Meeting of Stockholders a proposal seeking stockholder approval of the terms of the issuance and sale of the Shares pursuant to the Agreements and (ii) note in the proposal that the Company's Board of Directors recommends that stockholders approve the terms of the issuance and sale of the Shares pursuant to the Agreements.

            SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares (or the Underlying Shares) or any arrangement or understanding with any other persons regarding the distribution of such Shares (or the Underlying Shares); (iii) the Purchaser will not,


                                      -6-
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directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of
(or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Underlying Shares except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Stock Certificate Questionnaire, attached hereto as Appendix I, and the answers thereto are true and correct as of the date hereof; (v) the Purchaser will complete and deliver, or cause to be completed and delivered, to the Company within 10 days after the date the Shares are converted into Underlying Shares, the Registration Statement Questionnaire, attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto will be true and correct as of the date the Questionnaire is delivered to the Company and as of the effective date of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, (a) relied solely upon the Private Placement Memorandum and the representations and warranties of the Company contained herein and (b) had a reasonable opportunity to ask questions of, and receive answers from, the Company concerning the Company and the offering of the Shares; (vii) the Purchaser acknowledges that the price and terms of the Preferred Stock offered hereby have been determined by negotiation based in part on the market price for the Common Stock, and that it does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value; and (viii) the Purchaser is either a "large institutional accredited investor" as defined in Rule 501(a)(1), (2), (3), (7) and (8) under the Securities Act and within the meaning of the SEC No-Action Letters: Black Box, Inc. (June 26, 1990) and Squadron, Elenoff, Pleasant & Lehrer (February 28, 1992), or is a "qualified institutional buyer" as such term is defined in Rule 144A(a)(1) under the Securities Act.

            (b) The Purchaser hereby covenants with the Company not to (1) make any sale of the Shares except in compliance with the Securities Act and the Rules and Regulations, and the Purchaser acknowledges and agrees that the Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by an opinion of counsel, satisfactory in form and substance to the Company, to the effect that the Shares have been sold in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws or Blue Sky laws, and (2) make any sale of the Underlying Shares without satisfying the prospectus delivery requirement under the Securities Act, and the Purchaser acknowledges and agrees that the Underlying Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Underlying Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser and (iii) to the effect that (A) the Underlying Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or Blue Sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act; provided, however, that such suspensions may only be made by the Company pursuant to the terms of the last paragraph of Section 7.1 of this Agreement. The Purchaser hereby covenants that it will not sell any Underlying Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Company hereby covenants that it will promptly notify the Purchaser of the commencement and ending of such period. The Purchaser further covenants to notify the Company promptly of the sale of all of its Underlying Shares.

            (c) The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.


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

            (d) The Purchaser understands that the information contained in the Private Placement Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use. The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Purchase Agreement, or any other offering materials, in whole or in part, or divulging or discussing any of their contents. Further, the Purchaser understands and expressly agrees that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering, as well as any other information about the Company received by the Purchaser in connection with this Offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may cause the Company to violate Regulation FD.

            (e) The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

            (f) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

            (g) The Purchaser understands that, until such time as the shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares (or the Underlying Shares, as applicable) may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

            (h) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

            (i) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and
      (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

            (j) The Purchaser hereby represents that if the Purchaser is not a United States person (as such term is defined under Regulation S of the Securities Act), the Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Purchaser further represents that its subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

            SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

            SECTION 7. Registration of the Shares; Compliance with the Securities Act.

            7.1. Registration Procedures and Expenses. The Company shall, following the conversion of the Shares into Common Stock, which shall occur upon the earlier of either (i) receipt of approval by the Company's stockholders of the terms of the issuance and sale of the Shares, upon such approval the Shares shall be converted into shares of Common Stock or (ii) the one-year anniversary of the Closing Date, upon which the Shares shall automatically be converted into shares of Common Stock (the earlier to occur of such dates, the "Conversion Date"):

            (a) as soon as practicable, but in no event later than 30 days following the receipt by the Company of all of the Purchasers' Registration Statement Questionnaires, file with the Commission the Registration Statement on Form S-3 relating to the sale of the Underlying Shares by the Purchaser from time to time on the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

            (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 75 days after the Registration Statement is filed by the Company;

            (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement or (ii) the date on which the Underlying Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

            (d) furnish to the Purchaser with respect to the Underlying Shares registered under the Registration Statement (and to each underwriter, if any, of such Underlying Shares) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Underlying Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

            (e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

            (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Underlying Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

            Notwithstanding any other provision of this Agreement, the Company hereby agrees that it may only suspend the use of any prospectus as described in Section 5(b) of this Agreement three times during any 365-day period and that the total number of days for any individual suspension shall not exceed 60.

                  7.2. Transfer of Underlying Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Underlying Shares or its right to purchase the Underlying Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

                  7.3 Indemnification. For the purpose of this Section 7.3:

                  (i) the term "Purchaser/Affiliate" shall mean any affiliates of the Purchaser and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                  (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

                  (a) The Company agrees to indemnify and hold harmless each of the Purchasers and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Underlying Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

            (b) Each Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon
(i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Underlying Shares or (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

            (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict of interest, based upon the advice of such indemnified party's counsel, between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

            (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Preferred Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser into which the Underlying Shares that were sold pursuant to the Registration Statement were converted bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares purchased by such Purchaser into which the Underlying Shares that were sold pursuant to the Registration Statement were converted and the amount received by such Purchaser from such sale of the Underlying Shares. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

            7.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and the Underlying Shares shall cease and terminate as to any particular number of the Shares or Underlying Shares upon the passage of two years from the effective date of the Registration Statement covering such Underlying Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

            7.5. Information Available. So long as the Registration Statement is effective covering the resale of Underlying Shares owned by the Purchaser, the Company will furnish to the Purchaser:

            (a) as soon as practicable (but in the case of the Company's Annual Report to Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K, (iii) upon the request of the Purchaser, each of its Quarterly Reports to its stockholders and, if not included in substance in its quarterly report to stockholders, its quarterly report on Form 10-Q, (iv) a copy of the Registration Statement (the foregoing, in each case, excluding exhibits);

            (b) upon the request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5; and

            (c) upon the request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Underlying Shares and will otherwise reasonably cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

            SECTION 8. Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

            SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

            (a)   if to the Company, to:

                       Triangle Pharmaceuticals, Inc.
                       4 University Place
                       4611 University Drive
                       Durham, North Carolina 27707
                       Attn: Andrew Finkle, Esq.
                       Facsimile:  (919) 402-1192
                  with a copy to:

                        Brobeck, Phleger & Harrison LLP
                        1633 Broadway
                        47th Floor
                        New York, New York  10019
                        Attention: Luci Staller Altman, Esq.
                        Telephone: (212) 237-2520
                        Facsimile: (212) 586-7878

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

            (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

            SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

            SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

            SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

            SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

            SECTION 16. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                            TRIANGLE PHARMACEUTICALS, INC.


                                            By:_________________________________
                                               Name:
                                               Title:

Print or Type:
                                            Name of Purchaser
                                              (Individual or Institution):

                                            ____________________________________

                                            Name of Individual
                                              representing Purchaser
                                              (if an Institution):

                                            ____________________________________

                                            Title of Individual
                                              representing Purchaser
                                              (if an Institution):

                                            ____________________________________

Signature by:
                                            Individual Purchaser or Individual
                                              representing Purchaser:

                                            ____________________________________

                                            Address:    ________________________

                                            Telephone:  ________________________

                                            Facsimile:  ________________________

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                        Purchase Agreement which follows)

A.    Complete the following items on BOTH Purchase Agreements:

      1.    Page 20 - Signature:

              (i) Name of Purchaser (Individual or Institution)
             (ii) Name of Individual representing Purchaser (if an Institution)
            (iii) Title of Individual representing Purchaser (if an Institution)
             (iv) Signature of Individual Purchaser or Individual representing
                  Purchaser

      2.    Appendix I - Stock Certificate Questionnaire:

            Provide the information requested by the Stock Certificate Questionnaire.

            Appendix I - Registration Statement Questionnaire:

            Provide the information requested by the Registration Statement Questionnaire.

      3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

                     Banc of America Securities LLC
                     9 West 57th Street
                     New York, NY 10019
                     Attention: Isaac Osaki, Esq.

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon conversion of the Shares into Underlying Shares, the Purchaser shall, within 10 days, complete and deliver to the Company the Registration Statement Questionnaire, attached hereto as Appendix I, for use by the Company in preparation of the Registration Statement.

D. Upon the resale of the Underlying Shares by the Purchasers after the Registration Statement covering the Underlying Shares is effective, as described in the Purchase Agreement, the Purchaser:

             (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

            (ii) must send a letter in the form of Appendix II to the Company so that the Underlying Shares may be properly transferred.

                                                                      APPENDIX I
                                                                    (one of two)

TRIANGLE PHARMACEUTICALS, INC.

STOCK CERTIFICATE QUESTIONNAIRE

      Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.    The exact name that your Shares are to be
      registered in (this is the name that will appear
      on your stock certificate(s)).  You may use a
      nominee name if appropriate:                           ___________________

2.    The relationship between the Purchaser of the
      Shares and the Registered Holder listed
      in response to item 1 above:                           ___________________

3.    The mailing address of the Registered Holder
      listed in response to item 1 above:                    ___________________


                                                             ___________________


                                                             ___________________


                                                             ___________________

4.    The Social Security Number or Tax
      Identification Number of the Registered
      Holder listed in response to item 1 above:             ___________________

                                                                      APPENDIX I
                                                                    (two of two)

                         TRIANGLE PHARMACEUTICALS, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

            In connection with the preparation of the Registration Statement, please provide us with the following information:

            1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

            2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Underlying Shares issued upon conversion of the Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares of Common Stock purchased by you or your organization through other transactions:

            3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                       |_| Yes         |_| No

            If yes, please indicate the nature of any such relationships below:

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

                                                                     APPENDIX II

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

      The undersigned, [an officer of, or other person duly authorized by]

________________________________________________________________________________
              [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________ in accordance with
     [date]

Registration Statement number __________________________________________________
                                       [fill in the number of or otherwise

____________________________________________ and the requirement of delivering a identify Registration Statement]

current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

          Name of Purchaser
            (Individual or
             Institution):       ______________________

          Name of Individual
            representing
            Purchaser (if an
            Institution)         ______________________

          Title of Individual
            representing
            Purchaser (if an
            Institution):        ______________________

Signature by:

          Individual Purchaser
            or Individual repre-
            senting Purchaser:   ______________________